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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-82510


               SUPPLEMENT DATED APRIL 2, 2001 TO THE PROSPECTUS OF
     MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CLASS X SHARES
                             DATED NOVEMBER 3, 2000

     The paragraph pertaining to the Income Builder Portfolio of the Fund in the section of the Prospectus titled "PORTFOLIO MANAGEMENT" is hereby replaced by the following:


     INCOME BUILDER PORTFOLIO - Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager, are the primary portfolio managers of the Portfolio. Mr. Vance has been a primary portfolio manager of the Portfolio since the Portfolio's inception in January 1997. Ms. Maniscalco has been a primary portfolio manager of the Portfolio since August 1999. Mr. Vance and Ms. Maniscalco have been portfolio managers with the Investment Manager for over five years.